                            SCHEDULE 14A INFORMATION
      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                  Act of 1934
                              (Amendment No. ___)


Filed by the Registrant[X]
Filed by a Party other than the Registrant[ ]
Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to section 240.14a-12

                       OHIO STATE FINANCIAL SERVICES, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    -------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

    1)    Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------
    2)    Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------
    4)    Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------
    5)    Total fee paid:

          ---------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)    Amount Previously Paid:
          ---------------------------------------------
    2)    Form, Schedule or Registration Statement No.:
          ---------------------------------------------
    3)    Filing Party:
          ---------------------------------------------
    4)    Date Filed:
          ---------------------------------------------

                       OHIO STATE FINANCIAL SERVICES, INC.
                                 435 MAIN STREET
                             BRIDGEPORT, OHIO 43912
                                 (740) 635-0764

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

         Notice is hereby given that the 2000 Annual Meeting of Shareholders of Ohio State Financial Services, Inc. ("OSFS") will be held at the Ramada Plaza (formerly, the McClure Hotel), 1200 Market Street, Wheeling, West Virginia 26003, on April 19, 2000, at 1:00 p.m., local time (the "Annual Meeting"), for the following purposes, all of which are more completely set forth in the accompanying proxy statement:

         1. To reelect five directors of OSFS for terms expiring in 2001;

         2. To ratify the selection of S. R. Snodgrass, A.C. as the auditors of OSFS for the current fiscal year; and

         3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         Only shareholders of OSFS of record at the close of business on February 19, 2000, will be entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying proxy statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED. The giving of a proxy does not affect your right to vote in person in the event you attend the Annual Meeting.

                                             By Order of the Board of Directors





Bridgeport, Ohio                             Jon W. Letzkus, President
March 20, 2000

                       OHIO STATE FINANCIAL SERVICES, INC.
                                 435 MAIN STREET
                             BRIDGEPORT, OHIO 43912
                                 (740) 635-0764

                                 PROXY STATEMENT

                                     PROXIES

         The enclosed proxy is solicited by the Board of Directors of Ohio State Financial Services, Inc. ("OSFS") for use at the 2000 Annual Meeting of Shareholders of OSFS to be held at the Ramada Plaza (formerly, the McClure Hotel), 1200 Market Street, Wheeling, West Virginia 26003, on April 19, 2000, at 1:00 p.m., local time, and at any adjournments thereof (the "Annual Meeting"). Without affecting any vote previously taken, the proxy may be revoked by executing a later dated proxy which is received by OSFS before the proxy is exercised or by giving notice of revocation to OSFS in writing or in open meeting before the proxy is exercised. ATTENDANCE AT THE ANNUAL MEETING WILL NOT, OF ITSELF, REVOKE THE PROXY.

         Each properly executed proxy received prior to the Annual Meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted:

         FOR the reelection of John O. Costine, Anton M. Godez, Jon W. Letzkus, William E. Reline, and Manuel C. Thomas as directors of OSFS for terms expiring in 2001; and

         FOR the ratification of the selection of S. R. Snodgrass, A.C. ("S. R. Snodgrass") as the auditors of OSFS for the current fiscal year.

         The proxies may be solicited by the directors, officers and other employees of OSFS and Bridgeport Savings and Loan Association, a wholly-owned subsidiary of OSFS ("Bridgeport"), in person or by telephone, telegraph or mail only for use at the Annual Meeting. The proxy will not be used for any other meeting. The cost of soliciting the proxies will be borne by OSFS.

         Only shareholders of record as of the close of business on February 19, 2000 (the "Record Date"), are entitled to vote at the Annual Meeting. Each such shareholder will be entitled to cast one vote for each share owned. The records of OSFS disclose that, as of the Record Date, there were 545,899 shares outstanding and entitled to be voted at the Annual Meeting.

         This proxy statement is first being mailed to shareholders of OSFS on or about March 20, 2000.

                                  VOTE REQUIRED

QUORUM FOR THE ANNUAL MEETING

         The presence, in person or by proxy, of the holders of a majority of the shares entitled to be voted at the Annual Meeting will constitute a quorum for the Annual Meeting. Shares represented by signed proxies will be counted toward the presence of a quorum, even though they are marked "Abstain," "Against" or "Withhold Authority" on one or more matters.

         Broker non-votes also are counted for purposes of determining the presence or absence of a quorum. A broker non-vote occurs on an item when a broker is not permitted to vote on that item because the broker has not received specific instructions as to how to vote from the beneficial owner. Proxies signed and submitted by brokers which have not been voted as described in the previous sentence are referred to as broker non-votes.

ELECTION OF DIRECTORS

         Under Ohio law and the Regulations of OSFS, the five nominees receiving the greatest number of votes will be elected as directors. Shares as to which voting authority is "withheld" will not be counted toward the election of the individual nominees.

RATIFICATION OF SELECTION OF AUDITORS

         The affirmative vote of the holders of a majority of the shares represented in person or by proxy at the Annual Meeting is necessary to ratify the selection of S. R. Snodgrass as auditors for OSFS for the current fiscal year. The effect of an abstention or a broker non-vote is the same as a vote against ratification.

              VOTING SECURITIES AND OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth information with respect to the only persons known to OSFS to beneficially own more than five percent of the outstanding common shares of OSFS as of the Record Date:

                                       Amount and Nature of   Percent of
Name and Address                       Beneficial Ownership   Shares Outstanding
----------------                       --------------------   ------------------

Ohio State Financial Services, Inc.
Employee Stock Ownership Plan
435 Main Street
Bridgeport, Ohio 43912                      58,353(1)              10.7%

Jerome H. and Sarah B. Davis
c/o David M. Perlmutter, Esq.
200 Park Avenue, Suite 4515
New York, New York 10166                    48,500(2)               8.9%

Jeffrey L. Gendell
200 Park Avenue
Suite 3900
New York, New York 10166                    39,300(3)               7.2%

Jon W. Letzkus
435 Main Street
Bridgeport, Ohio 43912                      56,067(4)              10.0%

William E. Reline
435 Main Street
Bridgeport, Ohio 43912                      29,497(5)               5.4%

---------------------------

  (1) Consists of the shares held by First Bankers Trust Company, N.A., as the Trustee for the Ohio State Financial Services, Inc. Employee Stock Ownership Plan (the "ESOP"). The Trustee has sole voting power over 43,687 unallocated shares and shared voting power over 14,666 allocated shares. The Trustee has shared investment power over all ESOP shares.

  (2) Based on a Schedule 13D filed with the Securities and Exchange Commission (the "SEC") by Jerome H. and Sarah B. Davis. Mr. Davis reports sole voting and dispositive power over 18,000 of the reported shares and Mr. and Ms. Davis report shared voting and dispositive power over the remaining 30,500 shares.

  (3) Based on a Schedule 13D filed with the SEC by Jeffrey L. Gendell ("Gendell"), Tontine Financial Partners, L.P., a Delaware limited partnership ("Tontine"), and Tontine Management L.L.C., a Delaware limited liability company ("TM"). Gendell, TM and Tontine report shared voting and dispositive power over the reported shares.

  (4) Mr. Letzkus has sole voting and investment power over 30,259 shares, which include 12,492 shares that may be acquired upon the exercise of an option awarded pursuant to the 1998 Stock Option and Incentive Plan of OSFS (the "Stock Option Plan") and 1,268 shares that are expected to vest in the next 60 days pursuant to the Recognition and

         Retention Plan of OSFS (the "RRP"). Mr. Letzkus has shared voting and shared investment power over 4,317 shares allocated to his ESOP account and 21,491 shares in his capacity as a Trustee of the RRP.

  (5) Mr. Reline has sole voting and investment power over 8,006 shares which include 2,498 shares that may be acquired upon the exercise of an option awarded pursuant to the Stock Option Plan and 254 shares which are expected to vest in the next 60 days pursuant to the RRP. Mr. Reline has shared voting and investment power over 21,491 shares as a Trustee of the RRP.

         The following table sets forth information regarding the number of common shares of OSFS beneficially owned by each director and by all directors and executive officers of OSFS as a group as of the Record Date:


                                         Amount and nature of beneficial ownership
                                       --------------------------------------------
                                        Sole voting and           Shared voting and        Percent of
Name and address(1)                    investment power           investment power     shares outstanding
----------------                       ----------------           ----------------     ------------------
John O. Costine                              3,006(2)                23,491(3)                 4.8%
Anton M. Godez                              10,206(2)                 7,000                    3.1%
Jon W. Letzkus                              30,259(4)                25,808 (3) (5)           10.0%
William E. Reline                            8,006(2)                21,491(3)                 5.4%
Manuel C. Thomas                            17,006(2)                 3,000                    3.6%

All directors and executive officers
of OSFS as a group (7 people)               80,285(6)                40,823(7)                21.0%
-----------------------------


(1) Each of the persons listed in this table may be contacted at the address of OSFS.

(2) Includes 2,498 shares that may be acquired upon the exercise of options awarded pursuant to the Stock Option Plan and 254 shares which are expected to vest in the next 60 days pursuant to the RRP.

(3) Includes 21,491 shares held by the RRP with respect to which Messrs. Costine, Reline, and Letzkus have shared voting and investment power as Trustees.

(4) Includes 12,492 shares that may be acquired upon the exercise of options awarded pursuant to the Stock Option Plan and 1,268 shares that are expected to vest in the next 60 days pursuant to the RRP.

(5)      Includes 4,317 shares allocated to the ESOP account of Mr. Letzkus.

(6) Includes 27,480 shares that may be acquired upon the exercise of options awarded pursuant to the Stock Option Plan and 2,792 shares that are expected to vest in the next 60 days pursuant to the RRP.

(7) Includes 7,257 shares allocated to the ESOP accounts of the executive officers of OSFS and 21,491 shares held by the RRP as to which Messrs. Costine, Reline, and Letzkus act as Trustees.

                      PROPOSAL ONE - ELECTION OF DIRECTORS

ELECTION OF DIRECTORS

         The Regulations of OSFS provide for a Board of Directors consisting of five persons. In accordance with Section 2.03 of the Regulations, nominees for election as directors may be proposed only by the directors or by a shareholder entitled to vote for directors.

         A nomination by a shareholder, for an annual meeting of shareholders at which directors are to be elected, must be submitted in writing, either by personal delivery or by first-class mail, postage prepaid, to the Secretary of OSFS. The notice must be received by the Secretary not later than the sixtieth day before the first anniversary of the most recent annual meeting of shareholders held for the election of directors. If, however, the annual meeting for the election of directors is not held on or before the thirty-first day following such first anniversary, then the written notice must be received within a reasonable time prior to the date of the annual meeting. Each written nomination must state the name, age, business or residence address of the nominee, the principal occupation or employment of the nominee, the number of common shares of OSFS owned either beneficially or of record by each such nominee and the length of time such shares have been so owned. The Chairman of the meeting may disregard any nomination that is not made in compliance with the nomination procedures described above.

         The Board of Directors proposes the reelection at the Annual Meeting of the following persons to terms which will expire in 2001:

                                                     Director of     Director of
                                                        OSFS         Bridgeport
Name                 Age(1)    Position(s) held       since(2)         since
----                 ------    ----------------       --------         -----
John O. Costine       75       Director                 1997            1975
Anton M. Godez        74       Director                 1997            1990
Jon W. Letzkus        56       Director, President,     1997            1989
                                  and Chairman
William E. Reline     70       Director                 1997            1992
Manuel C. Thomas      76       Director                 1997            1985
-----------------------------

(1)      As of the Record Date.

(2) Each director of OSFS is also a director of Bridgeport and became a director of OSFS in connection with the conversion of Bridgeport from mutual to stock form and the formation of OSFS as the holding company for Bridgeport.

         If any nominee is unable to stand for election, any proxies granting authority to vote for such nominee will be voted for such substitute as the Board of Directors recommends.

         JOHN O. COSTINE is a partner in the Costine Law Firm, a general partnership, located in St. Clairsville, Ohio and has practiced law since 1950.

         ANTON M. GODEZ has served as the President of the General Welding Supply Company located in Martins Ferry, Ohio, since 1950.

         JON W. LETZKUS is the Chairman of the Board of OSFS, the President of both OSFS and Bridgeport and the designated Managing Officer of Bridgeport. Mr. Letzkus joined Bridgeport in September 1980 as a Vice President. Mr. Letzkus has served as the President of Bridgeport since 1989.

         WILLIAM E. RELINE retired from Cooper Industries, a mining equipment manufacturing company, in 1989 and has been a consultant to Wheeling Machine Products since 1996.

         MANUEL C. THOMAS has been employed by M. C. Thomas Insurance Agency, Inc. since 1954. Mr. Thomas has served as Chairman of the Board of Bridgeport since 1989.

MEETINGS OF DIRECTORS

         The Board of Directors of OSFS met five times for regularly scheduled and special meetings during 1999. Each director of OSFS is also a director of Bridgeport. The Board of Directors of Bridgeport met twenty-five times for regularly scheduled and special meetings during 1999. During 1999, each of the directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of all committees of the Board of Directors of OSFS and Bridgeport on which he served.

COMMITTEES OF DIRECTORS

         The Board of Directors of OSFS does not currently have any committees, separate from its Board of Directors. The full Board of Directors of Bridgeport determines compensation for Bridgeport's employees and makes decisions regarding employee benefits and related matters. Mr. Letzkus does not participate in discussions regarding his salary.

                               EXECUTIVE OFFICERS

         In addition to Mr. Letzkus, the following persons are executive officers of OSFS:

Name                Age(1) Position(s) Held
----                 ---   ----------------

Marianne Doyle       40    Vice President of OSFS and Assistant Vice President
                           of Bridgeport

Sherri Yarbrough     32    Secretary of OSFS and Director of Information
                           Services Bridgeport

---------------------------------

(1)      As of the Record Date.

         MARIANNE DOYLE has served Bridgeport as the Assistant Vice President since 1994 and OSFS as Vice President since 1997.

         SHERRI YARBROUGH has served Bridgeport as the Director of Information Services since 1990 and OSFS as Secretary since 1997.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

EXECUTIVE COMPENSATION

         The following table sets forth information concerning the compensation paid to Jon W. Letzkus, President and Chairman of OSFS and President and Managing Officer of Bridgeport, for the fiscal years ended December 31, 1999, 1998 and 1997. No executive officer of OSFS or Bridgeport earned salary and bonus in excess of $100,000 during 1999.

                                            Summary Compensation Table
                                            --------------------------

                                                                       Long Term
                                                                     Compensation
                                   Annual Compensation(1)               Awards
                                   -------------------    -----------------------------
                                                                             Securities
         Name and                                         Restricted Stock   Underlying       All Other
 Principal Position(s)    Year    Salary ($)    Bonus ($)    Awards ($)      Options (#)    Compensation ($)
 ---------------------    ----    ----------    ---------    ----------      -----------    ----------------
Jon W. Letzkus            1999    $81,000(2)    $     0      $      0               0          $39,744(3)
  President and           1998     81,000(2)      3,271       107,814(4)       15,854(5)        26,229(6)
  Chairman of OSFS;       1997     73,500        10,075             0               0                0
  President and
  Managing Officer of
  Bridgeport
------------------


(1) Does not include amounts attributable to other miscellaneous benefits received by Mr. Letzkus, the cost of which was less than 10% of his compensation.

(2)      Includes $2,500 for directors' fees of OSFS.

(3) Consists of $351, representing the premiums paid by OSFS for term life insurance for Mr. Letzkus, and $39,393, representing the aggregate value as of December 31, 1999 of the shares allocated to the ESOP account of Mr. Letzkus.

(4) On April 15, 1998, Mr. Letzkus was awarded 6,342 common shares under the RRP. Mr. Letzkus paid no consideration for the RRP shares. The RRP shares will become earned and nonforfeitable at the rate of one-fifth per year on the anniversary of the date of the award, beginning April 15, 1999, assuming continued employment with, or service on the Board of Directors of, Bridgeport. The aggregate market value of the shares awarded to Mr. Letzkus under the RRP on April 15, 1998, determined by reference to the closing bid for shares of OSFS on the OTC Bulletin Board on such date, was $107,814. The aggregate market value of the 5,073 shares awarded to Mr. Letzkus under the RRP which remain unvested, as of December 31, 1999 was $46,291. In addition, dividends and other distributions paid on RRP shares and earnings on such dividends and distributions are distributed to Mr. Letzkus according to the vesting schedule.

(5) On April 15, 1998, Mr. Letzkus was awarded an option to purchase 15,854 shares at an exercise price of $17.375 per share. Effective April 21, 1999, OSFS adjusted the number of shares subject to the option by a multiplier of 1.1818, increasing the total number of shares subject to the option to 18,737, and reduced the exercise price of the option to $14.70 per share. The adjustments were made in connection with a return of capital paid by OSFS which equally affected all of the shareholders of OSFS.

(6) Consists of the aggregate value as of December 31, 1998, of the shares allocated to the ESOP account of Mr. Letzkus, and compensation of $1,845 for unused sick time.

STOCK OPTIONS

         OSFS granted no new options or stock appreciation rights to Mr. Letzkus during the fiscal year ended December 31, 1999. The following table sets forth information regarding the number and value of unexercised options held by Mr. Letzkus at December 31, 1999:


                          Aggregated Option Exercises in Last Fiscal Year and 12/31/99 Option Values
                          --------------------------------------------------------------------------

                                                                                              Value of
                                                             Number of Securities            Unexercised
                                                            Underlying Unexercised          "In The Money"
                      Shares Acquired on      Value         Options at 12/31/99(#)             Options
Name                     Exercise(#)        Realized($)   Exercisable/Unexercisable    at Fiscal Year End(#)(1)
----                     -----------        -----------   -------------------------    ------------------------
Jon W . Letzkus             -0-                N/A              6,246/12,491                    N/A


---------------------------

(1) On December 31, 1999, the fair market value of the unexercised option shares granted pursuant to the Stock Option Plan did not exceed the per share exercise price of the option.

DIRECTOR COMPENSATION

         Each director of OSFS receives a fee of $500 per quarterly meeting of the Board of Directors. Each director of Bridgeport who is not a full-time employee of Bridgeport receives a fee of $250 per meeting of the Board of Directors attended with three paid absences. OSFS and Bridgeport do not pay committee fees.

EMPLOYMENT AGREEMENT

         Mr. Letzkus and Bridgeport are parties to an employment agreement (the "Employment Agreement"). The Employment Agreement provides for a salary of not less than $78,500 and performance reviews by the Board of Directors not less often than annually, at which time the Employment Agreement may be extended for an additional one year. The Employment Agreement also provides for the inclusion of Mr. Letzkus in any formally established employee benefit, bonus, pension, and profit-sharing plans for which senior management personnel are eligible and for vacation and sick leave in accordance with Bridgeport's prevailing policies.

         The Employment Agreement is terminable by Bridgeport at any time. In the event of termination by Bridgeport for "just cause," as defined in the Employment Agreement, Mr. Letzkus has no right to receive any compensation or other benefits for any period after such termination. In the event of termination by Bridgeport other than for just cause, at the end of the term of the Employment Agreement or in connection with a "change of control," as defined in the Employment Agreement, Mr. Letzkus is entitled to a continuation of salary payments for a period of time equal to the term of the Employment Agreement and a continuation of benefits substantially equal to those being provided at the date of termination of employment until the earliest to occur of the end of the term of the Employment

Agreement or the date on which Mr. Letzkus is included in another employer's benefit plans as a full time employee.

         The Employment Agreement also contains provisions with respect to the occurrence within one year of a "change of control" of (1) the termination of employment of Mr. Letzkus for any reason other than just cause, or (2) a constructive termination resulting from a change in the capacity or circumstances in which Mr. Letzkus is employed, including a material reduction in his responsibilities or authority provided under the Employment Agreement. In the event of any such occurrence, Mr. Letzkus is entitled to payment of an amount equal to 2.99 times Mr. Letzkus' annual compensation immediately preceding the termination of his employment. In addition, Mr. Letzkus is entitled to continued coverage under all benefit plans until the earliest of the expiration of two years from the effective date of the termination of employment or the date on which he is included in another employer's benefit plans as a full-time employee. The maximum which Mr. Letzkus may receive, however, is limited to an amount which will not result in the imposition of a penalty tax under Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended. "Change of Control," as defined in the Employment Agreement, generally refers to the acquisition by any person or entity of the ownership or power to vote more than 25% of the voting stock of Bridgeport or OSFS, the control of the election of a majority of the directors of Bridgeport or OSFS, or the exercise of a controlling influence over the management or policies of Bridgeport or OSFS.

              PROPOSAL TWO - RATIFICATION OF SELECTION OF AUDITORS

         The Board of Directors has selected S. R. Snodgrass as the auditors of OSFS for the current fiscal year and recommends that the shareholders ratify the selection. Management expects that a representative of S. R. Snodgrass will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires OSFS executive officers and directors, and persons who beneficially own more than 10% of the outstanding shares of OSFS, to file initial reports of ownership and reports of changes in ownership of their equity securities of OSFS with the SEC. OSFS executive officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish OSFS with copies of all
Section 16(a) forms filed by them. Based solely on a review of the copies of those forms furnished to OSFS and written representations from OSFS's executive officers and directors, OSFS believes that all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with for fiscal 1999.

                   PROPOSALS OF SHAREHOLDERS AND OTHER MATTERS

         Any proposals of shareholders intended to be included in the proxy statement of OSFS for the 2001 Annual Meeting of Shareholders should be sent to OSFS by certified mail and must be received by OSFS not later than November 20, 2000. Any proposals of shareholders to be presented at the 2001 Annual Meeting but which are not included in the proxy materials related to that meeting, must be received by February 3, 2001, or else the proxies designated by the Board of Directors of OSFS for the 2001 Annual Meeting of Shareholders of OSFS may vote in their discretion on any such proposal any shares for which they have been appointed proxies without mention of such matter in the proxy statement or on the proxy card for such meeting.

         Management knows of no other business which may be brought before the Annual Meeting. It is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgment on any other matters which may be brought before the Annual Meeting.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED RETURN ENVELOPE.

                                             By Order of the Board of Directors



Bridgeport, Ohio                             Jon W. Letzkus, President
March 20, 2000

                                                                      APPENDIX I

                                 REVOCABLE PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                      OHIO STATE FINANCIAL SERVICES, INC.

     OHIO STATE FINANCIAL SERVICES, INC. 2000 ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 19, 2000

         The undersigned shareholder of Ohio State Financial Services, Inc. ("OSFS") hereby constitutes and appoints Marianne Doyle and James Trouten, or either one of them, as the Proxy or Proxies of the undersigned with full power of substitution and resubstitution, to vote at the Annual Meeting of Shareholders of OSFS to be held at the Ramada Plaza (formerly, the McClure Hotel), 1200 Market Street, Wheeling, West Virginia 26003, on April 19, 2000, at 1:00 p.m. local time (the "Annual Meeting"), all of the shares of OSFS which the undersigned is entitled to vote at the Annual Meeting, or at any adjournment thereof, on each of the following proposals, all of which are described in the accompanying Proxy Statement:

1.       The election of five directors for terms expiring in 2001:

         ----- FOR all nominees                   -----  WITHHOLD authority to
               listed below                              vote for all nominees
         ----- (except as specified to the        -----  listed below:
                     contrary below):

                                           John O. Costine
                                           Anton M. Godez
                                           Jon W. Letzkus
                                           William E. Reline
                                           Manuel C. Thomas

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below).

-----------------------------------------------------------------------

2. Ratification of the selection of S. R. Snodgrass, A.C., as the auditors of OSFS for the current fiscal year.

            -----                -----                   -----
                    FOR                AGAINST                 ABSTAIN
            -----                -----                   -----

3. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

        IMPORTANT: PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF OSFS.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO CHOICE IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE PERSONS LISTED ABOVE AND FOR RATIFICATION OF THE SELECTION OF S.R. SNODGRASS, A.C., AS THE AUDITORS OF OSFS, FOR THE CURRENT FISCAL YEAR.

         All Proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of the 2000 Annual Meeting of Shareholders of OSFS and of the accompanying Proxy Statement is hereby acknowledged.

         Please sign exactly as your name appears on your Stock Certificate(s). Executors, Administrators, Trustees, Guardians, Attorneys, and Agents should give their full titles.


----------------------------                ------------------------------
Signature                                   Signature


----------------------------                ------------------------------
Print or Type Name                          Print or Type Name


Dated: _____________________                Dated: _______________________


PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE U.S.A.

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